EX-99.(a)(94)

AMENDMENT NO. 93

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 93 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of August 18, 2016:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to establish and designate additional Share Classes to be known as Class A Shares and Preferred Administration Shares with respect to the Goldman Sachs Short-Term Conservative Income Fund; and

WHEREAS, the Trustees desire to abolish the Goldman Sachs Corporate Trust Money Market Fund and such Series’ related Share Class;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 92 Series: Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights

Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund and Goldman Sachs Financial Square Treasury Instruments Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging

Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Short-Term Conservative Income Fund.

Class C Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs

Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Short-Term Conservative Income Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund.

Select Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund.

Class R Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs Dynamic U.S. Equity Fund.

Class IR Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy

Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Global Income Fund.

Premier Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Class R6 Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Real Estate Fund, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Financial Square Government Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Global Income Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Growth & Income Strategy Portfolio, Goldman Sachs Small Cap Value Insights

Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S. Mortgages Fund.

/s/ Ashok N. Bakhru
Ashok N. Bakhru as Trustee and not individually

/s/ Diana M. Daniels
Diana M. Daniels
as Trustee and not individually

/s/ James A. McNamara
James A. McNamara
as Trustee and not individually

Alan A. Shuch
as Trustee and not individually

/s/ Gregory G. Weaver
Gregory G. Weaver as Trustee and not individually

Kathryn A. Cassidy as Trustee and not individually

/s/ Herbert J. Markley
Herbert J. Markley
as Trustee and not individually

/s/ Jessica Palmer
Jessica Palmer
as Trustee and not individually

Roy W. Templin
as Trustee and not individually

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